UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2012

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed solely to amend the omission of content from the original Form 8-K filed on February 9, 2012 in which the entire text of the report was inadvertently omitted from the filing on EDGAR due to a technical error.

This Amendment No. 1 on Form 8-K/A is being filed for the sole purpose of correcting this omission, and speaks as of the original filing date, and except as indicated, has not been updated to reflect events occurring subsequent to the original filing date.

The information below contains the omitted text.

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

On February 9, 2012, Inland Real Estate Corporation (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.  A copy of the supplemental financial information for the three and twelve months ended December 31, 2011 referenced in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.

The information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 2.02 and Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:
	Exhibit No.	Description

	99.1	Press release of Inland Real Estate Corporation, dated February 9, 2012 *
	99.2	Supplemental financial information of Inland Real Estate Corporation for the three and twelve months ended December 31, 2011 *

* Previously filed on Form 8-K dated February 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:  February 14, 2012

exhibit index

Exhibit No.

Description

98.1

Press release of Inland Real Estate Corporation, dated February 9, 2012 *

98.2

Supplemental financial information of Inland Real Estate Corporation for the three and twelve months ended December 31, 2011 *

* Previously filed on Form 8-K dated February 9, 2012